UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) August 6, 2013

Santa Fe Gold Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-12974	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

1128 Pennsylvania NE, Suite 200 Albuquerque, NM 87110
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (505) 255-4852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders;

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

An Annual General Meeting of Shareholders ("AGM") of Santa Fe Gold Corporation (the "Company") was held on August 6, 2013 to approve the agenda items described below.

Proxies for the AGM were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company's solicitation.

A total of 93,781,364 registered shares (80% of 117,599,598 registered shares outstanding and entitled to vote as of June 7, 2013, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of registered shares voted at the AGM.

Agenda Item 1. To elect five (5) directors:

Nominee	For	Withhold
Michael Heeley	97%	3%
Glenn Henricksen	97%	3%
Jakes Jordaan	97%	3%
Erich Hofer	97%	3%
W. Pierce Carson	80%	20%

Votes that were withheld and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors. Further, brokers may no longer cast discretionary "uninstructed" votes in any election of directors.

As a result of the vote, Michael Heeley, Glenn Henricksen, and Jakes Jordaan were appointed to the board of directors. Mr. Jordaan was named Chairman of Board; W. Pierce Carson was named Vice Chairman; Erich Hofer was named Chairman of the Audit Committee; Jakes Jordaan was named Chairman of the Compensation Committee; and W. Pierce Carson was named Chairman of the Nominating Committee. Consistent with the Company’s non-employee independent director compensation policy, the three newly appointed directors each were issued 200,000 options from the Company’s 2007 Employee Incentive Plan, which will vest August 6, 2014.

Agenda Item 2. An advisory resolution to approve executive compensation. The percentage of votes cast for or against this agenda item, and the percentage of abstentions, were as follows:

For	Against	Abstain
80%	19%	1%

The affirmative vote “For” the applicable proposal was received from holders of a majority of the total votes entitled to be cast at the meeting.

Agenda Item 3. To ratify the appointment of Stark Schenkein, LLP as the Company’s independent registered public accounting firm for the fiscal years ended June 30, 2012 and 2013. The percentage of votes cast for or against this agenda item, and the percentage of abstentions, were as follows:

For	Against	Abstain
97%	2%	1%

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description
99.1	Press Release dated August 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SANTA FE GOLD CORPORATION
(Registrant)

Date: August 13, 2013	/s/ W. Pierce Carson
W. Pierce Carson
Chief Executive Officer

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